SAMPLE
                         Purchaser's/Lessee's Agreement



Boeing Commercial Airplane Group
P. O. Box 3707
Seattle, Washington  98124-2207

Attention         Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

In connection with the sale/lease by American Trans Air, Inc. (Seller/Lessor) to _______________________ (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

     (i) Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller/Lessor (the Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft); and

     (ii) Aircraft Sale/Lease  Agreement dated as of ___________,  20__, between
Seller/Lessor  and   Purchaser/Lessee   (the  Aircraft  Agreement)  under  which
Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Aircraft Agreement.

1. Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2.       Disclaimer and Release; Exclusion of Liabilities

         2.1 In accordance with Seller/Lessor's obligation under Article 9.5 of AGTA-AAT which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

         2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

     (A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

     (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

     (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

     (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

         2.4 Definitions. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.


American Trans Air, Inc. (Seller/Lessor)                Purchaser/Lessee


By                                                      By
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Its                                                     Its
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Dated                                                   Dated
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